May 20, 2016

CHASE GROWTH FUND

Class N	CHASX
Institutional Class	CHAIX

CHASE MID-CAP GROWTH FUND

Class N	CHAMX
Institutional Class	CHIMX

Each a series of Advisors Series Trust

Supplement to the Statement of Additional Information (“SAI”),
dated January 28, 2016, as supplemented

Effective immediately, upon the recommendation of Chase Investment Counsel Corporation (the “Adviser”), investment adviser to the Chase Growth Fund and the Chase Mid-Cap Growth Fund (each, a “Fund”, together, the “Funds”), the Funds’ non-principal investment strategies are being revised to allow for investments in real estate investment trusts.  In connection with this change, effective immediately, the following addition is made to the Funds’ SAI.

The following sub-section is added to the SAI in the “Investment Policies” section following the “Investment Companies” sub-section:

Real Estate Investment Trusts (“REITs”)
The Funds may invest in shares of REITs.  REITs are pooled investment vehicles which invest primarily in real estate or real estate related loans.  REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs.  Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents.  Equity REITs can also realize capital gains by selling properties that have appreciated in value.  Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments.  Like regulated investment companies such as the Funds, REITs are not taxed on income distributed to shareholders provided they comply with certain requirements under the Internal Revenue Code of 1986, as amended (the “Code”).  The Funds will indirectly bear their proportionate share of any expenses paid by REITs in which they invest in addition to the expenses paid by the Funds.  Investing in REITs involves certain unique risks.  Equity REITs may be affected by changes in the value of the underlying property owned by such REITs, while mortgage REITs may be affected by the quality of any credit extended.  REITs are dependent upon management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects.  REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, and the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions from the 1940 Act.  REITs (especially mortgage REITs) are also subject to interest rate risks.

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Please retain this Supplement with your SAI for future reference.